
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT:  JULY 31, 1996


                     DAYTON HUDSON RECEIVABLES CORPORATION
                     -------------------------------------
             (Exact name of registrant as specified in its charter)

                                   Minnesota
                                   ---------
                 (State or other jurisdiction of incorporation)



         0-26930                             41-1812153
         -------                             ----------
(Commission File Number)      (I.R.S. Employer Identification Number)



                     Dayton Hudson Receivables Corporation
                             80 South Eighth Street
                             14th Floor, Suite 1401
                          Minneapolis, Minnesota 55402
                                (612) 370-6530
              (Address, including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Office)



                               Page 1 of 11 Pages
                      The Exhibit Index Appears on Page 3
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Item 5:  Other Events
- ---------------------

The Monthly Servicer's Certificate for the Monthly Period ended July 6, 1996, and the Monthly Certificateholders' Statement for the Monthly Period ended July
6, 1996, both with respect to the Class A Asset Backed Certificates, 6.10%
Series 1995-1 and the Class B Asset Backed Certificates, Series 1995-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on July 22, 1996, and the Monthly Certificateholders' Statement was then distributed to Certificateholders on July 25, 1996.

The above described Monthly Servicer's Certificate is filed as Exhibit 20.1 to this Report. The above described Monthly Certificateholders' Statement is filed as Exhibit 20.2 to this Report.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 31, 1996

                              DAYTON HUDSON RECEIVABLES CORPORATION


                              By:     /s/ Timothy R. Baer

                              Name:   Timothy R. Baer
                              Title:  Secretary
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                                 EXHIBIT INDEX
                                 -------------
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                                                                   SEQUENTIALLY
EXHIBIT NUMBER                        DESCRIPTION                  NUMBERED PAGE
- --------------                        -----------                  -------------

     20.1                    Monthly Servicer's Certificate             4
                             for the Monthly Period ended
                             July 6, 1996.

     20.2                    Monthly Certificateholders'                6
                             Statement for the Monthly
                             Period ended July 6, 1996.
